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                               TICKETMASTER GROUP, INC.
                THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT
                     AND AMENDMENT TO GUARANTOR PLEDGE AGREEMENT


         This THIRD AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT AND AMENDMENT TO GUARANTOR PLEDGE AGREEMENT (this "AMENDMENT") is dated as of April 7, 1995 and entered into by and among Ticketmaster Group, Inc., an Illinois corporation ("BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS") and Wells Fargo Bank, National Association, as agent for Lenders ("AGENT"), and, for purposes of Sections 3 and 6 hereof, the Credit Support Parties (as defined in Section 6 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of November 18, 1994, as amended by the First Amendment to Credit Agreement dated as of January 6, 1995 and the Second Amendment to Credit Agreement dated as of January 30, 1995 (as so amended, the "CREDIT AGREEMENT"), by and among Borrower, the Lenders named therein and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                       RECITALS

         WHEREAS, Borrower and Lenders desire to amend Section 5.3(b) of Credit Agreement to provide the Borrower 15 additional days to deliver unaudited financial statements for its fourth fiscal quarter in each fiscal year;

         WHEREAS, Borrower has requested that Lenders waive its compliance with
Section 5.3(b) of the Credit Agreement to the extent necessary to permit Borrower to deliver unaudited financial statements for its fiscal quarter ended January 31, 1995 on or before April 14, 1995;

         WHEREAS, after consideration of various tax issues, Lenders have agreed not to require the execution and delivery of a guaranty by TM Number One Limited and have agreed that only 65% of the capital stock of TM Number One Limited will be pledged as security for the Obligations under the Guarantor Pledge Agreement, and, accordingly, Lenders have agreed to delete Section 5.13(b), in its entirety, from the Credit Agreement;

         WHEREAS, Borrower and Lenders have agreed that the Borrower should not, directly or indirectly, invest more than $50,000,000 in any single Unrestricted Entity; and

         WHEREAS, Lenders and Guarantors desire to modify Schedule A to the Guarantor Pledge Agreement to add, as additional Pledged Shares, 100% of the outstanding shares of TM Cinema Group Ltd.

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         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1.     AMENDMENTS TO THE CREDIT AGREEMENT

         A.   AMENDMENTS TO ARTICLE 1:  DEFINITIONS.  Section 1.41 of the
Credit Agreement is hereby amended by deleting the phrase ", and that certain Pledge Agreement to be entered into by TM Number One Limited" therefrom.
Section 1.58 of the Credit Agreement is hereby amended by deleting the reference to "Section 1.20" therefrom and substituting therefor a reference to "Section 1.23."

         B. AMENDMENT TO SECTION 5.3(B): DELIVERY OF QUARTERLY FINANCIAL STATEMENTS. Section 5.3(b) of the Credit Agreement is hereby amended by deleting the phrase reading "not later than forty-five (45) days after the end of each of Borrower's fiscal quarters" from the first two lines thereof and substituting therefor the phrase reading "not later than forty-five (45) days after the end of each of the first three fiscal quarters in each Fiscal Year of Borrower and not later than sixty (60) days of the end of the fourth fiscal quarter in each Fiscal Year of Borrower".

         C. DELETION OF SECTION 5.13(B): DELIVERY OF A GUARANTY BY TM NUMBER ONE LIMITED. Section 5.13 of the Credit Agreement is hereby amended by deleting clause (b) therefrom in its entirety and substituting therefor a clause reading "(b) [Intentionally Omitted.]"

         D.   AMENDMENT TO SECTION 6.8:  LIMITATIONS ON INVESTMENTS.  Section
6.8 of the Credit Agreement is hereby amended by inserting, immediately after the word "provided" in the first proviso of clause (k) thereof a clause reading, "that the aggregate Investment in any single Unrestricted Entity shall at no time exceed $50,000,000; provided further"

         SECTION 2.     LIMITED WAIVER OF CREDIT AGREEMENT

         Lenders hereby waive Borrower's compliance with (a) Section 5.3(b) of the Credit Agreement to the extent, and only the extent, necessary to permit Borrower to deliver the financial statements required thereunder in relation to Borrower's fiscal quarter ended January 31, 1995, on or before April 14, 1995, and (b) Section 5.3(a) of the Credit Agreement to the extent, and only the extent, necessary to permit Borrower to deliver the financial statements required thereunder in relation to Borrower's fiscal year ended January 31, 1995, on or before May 19, 1995.

         The foregoing waiver shall be limited exactly as written, and, without limiting the generality of the forgoing, such waiver shall not be construed or deemed a waiver of any other provision of the Credit Agreement or a waiver of the provisions of Section 5.3(b) of the Credit Agreement insofar as they specify the financial statements and certificates required to


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be delivered thereunder or the times at which such financial statements and certificates must be delivered in relation to any other fiscal quarter of Borrower.

         SECTION 3.     MODIFICATION TO GUARANTOR PLEDGE AGREEMENT

         Lenders hereby authorize and direct, and Agent and the Credit Support parties party to the Guarantor Pledge Agreement hereby agree, that Schedule A to the Guarantor Pledge Agreement is hereby amended by (i) inserting the number "65" and the word "ordinary" opposite TM Number One Limited in the columns under the headings "Number of Shares" and "Class," respectively, and (ii) adding the following description of additional pledged shares at the end thereof under the headings indicated:




                                             Name in      Debtor's   Juris-
                   Number                    Which        Percent-   diction of
                   of             Cert.      Certificate  age        Incorpor-
    Issuer         Shares Class   Number(s)  Issued       Ownership  ation
    ---------      ------ -----   ---------  -----------  ---------  -------

    Ticketmaster
    Cinema Group   1,000  Common  1          Ticketmaster      100   Delaware
    Ltd.                                     Corporation

          SECTION 4.     CONDITIONS TO EFFECTIVENESS

          This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

          A. On or before the Third Amendment Effective Date, Borrower shall deliver to Agent copies of this Amendment executed by Borrower and each Credit Support Party.

          B. On or before the Third Amendment Effective Date, Agent shall have received from Required Lenders an executed copy of this Amendment.

          SECTION 5.     BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          A. CORPORATE POWER AND AUTHORITY. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").


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          B.   AUTHORIZATION OF AGREEMENTS.  The execution and delivery of this
Amendment have been duly authorized by all necessary corporate action on the part of Borrower and the Credit Support Parties, as the case may be.

          C. NO CONFLICT. The execution, delivery and performance by each of Borrower and Guarantors of this Amendment do not violate any provision of any law or regulation applicable to such Person the violation of which could reasonably be expected to have a Material Adverse Effect, or contravene any provision of such Person's articles of incorporation or by-laws, or result in or constitute a Defined Default under any contract, obligation, indenture or other instrument to which such Person is a party or by which such Person may be bound which default could reasonably be expected to have a Material Adverse Effect.

          D. GOVERNMENTAL CONSENTS. No Governmental Approval is required in connection with the execution, delivery and performance by Borrower or any Guarantor of this Amendment, the performance by Borrower of the Amended Agreement or the performance by Borrower or any Guarantor of the transactions contemplated hereby or thereby or to ensure the legality, validity or enforceability hereof or thereof.

          E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. Upon giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

          SECTION 6.     ACKNOWLEDGEMENT AND CONSENT

          Each Guarantor is a party to the Guaranty and, in the case of certain Guarantors, the Guarantor Pledge Agreement pursuant to which each Guarantor has guarantied the Obligations on the terms (and to the extent) set forth in the Guaranty and certain Guarantors


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have created Liens in favor of Agent on certain Collateral to secure the
Obligations on the terms (and to the extent) set forth in the Guarantor Pledge Agreement. The Third Party Pledgor has created a Lien on certain Collateral to secure the Obligations pursuant to (and to the extent set forth in) the Third Party Pledge Agreement. The Guarantors and the Third Party Pledgor are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranty, the Guarantor Pledge Agreement and the Third Party Pledge Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible in accordance with the applicable provisions of the Credit Support Documents the payment and performance of all guarantied or secured obligations.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party acknowledges and agrees that
(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          SECTION 7.     MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import


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referring to the Credit Agreement shall mean and be a reference to the Amended
Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in subsection 9.3 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                     [Remainder of Page Intentionally Left Blank]


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                   BORROWER:

                                   TICKETMASTER GROUP, INC.,

                                   AN ILLINOIS CORPORATION


                                   By:
                                      -----------------------
                                   Title:
                                         --------------------



                                   CREDIT SUPPORT PARTIES:

                                   TICKETMASTER CORPORATION,

                                     AN ILLINOIS CORPORATION

                                   TICKETMASTER-SOUTHERN

                                     CALIFORNIA, INC., A CALIFORNIA

                                     CORPORATION

                                   TICKETMASTER-ARIZONA, INC., AN

                                     ARIZONA CORPORATION

                                   TICKETMASTER CORPORATION OF

                                     WASHINGTON, A WASHINGTON

                                     CORPORATION

                                   TICKETMASTER-COLORADO, INC., A

                                     COLORADO CORPORATION

                                   TICKETMASTER-INDIANA, INC., AN

                                     INDIANA CORPORATION

                                   TICKETMASTER-GEORGIA, INC., A

                                     GEORGIA CORPORATION

                                   TICKETMASTER-CHICAGO, INC., AN

                                     ILLINOIS CORPORATION

                                   TICKETMASTER-MIDWEST, INC., A

                                     MINNESOTA CORPORATION



                                   By:
                                      ----------------------------
                                         Peter B. Knepper
                                   Its:  Chief Financial Officer
                                         and Treasurer




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                                   TICKETMASTER ADVERTISING

                                     COMPANY, AN ILLINOIS CORPORATION

                                   TMC CONSULTANTS, INC., AN

                                     ILLINOIS CORPORATION

                                   TICKETMASTER-TENNESSEE, INC., A

                                     TENNESSEE CORPORATION

                                   TICKETMASTER-LAS VEGAS, INC., A

                                     NEVADA CORPORATION

                                   TMNY HOLDINGS, INC., A NEW YORK

                                     CORPORATION

                                   TICKETMASTER-NEW YORK, INC., A

                                     DELAWARE CORPORATION

                                   TICKETMASTER-MICHIGAN, INC., A

                                     MICHIGAN CORPORATION

                                   TICKETMASTER FLORIDA

                                     MANAGEMENT CORPORATION, A

                                     FLORIDA CORPORATION

                                   TICKETMASTER EUROPE, INC.,

                                     A DELAWARE CORPORATION

                                   TICKETMASTER-TEXAS MANAGEMENT

                                     CORPORATION, A DELAWARE

                                     CORPORATION

                                   ENTERTAINMENT STRATEGIES, LTD.,

                                     A CALIFORNIA CORPORATION

                                   TICKETMASTER MASSACHUSETTS,

                                     INC., A MASSACHUSETTS

                                     CORPORATION

                                   TICKETMASTER-NEW ORLEANS, INC.,

                                     A LOUISIANA CORPORATION

                                   TICKETMASTER CORPORATION,

                                     A DELAWARE CORPORATION




                                   By:
                                      -----------------------------
                                         Peter B. Knepper
                                   Its:  Chief Financial Officer
                                         and Treasurer


                                   PAUL ALLEN

                                         S-2


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                                   --------------------------------



                                   LENDERS:


                                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   INDIVIDUALLY AS A LENDER AND AS AGENT


                                   By:
                                      -----------------------------
                                   Title:
                                         --------------------------


                                   U.S. BANK OF WASHINGTON, N.A., AS A LENDER


                                   By:
                                      -----------------------------
                                   Title:
                                         --------------------------


                                   BANQUE NATIONALE DE PARIS, AS A LENDER


                                   By:
                                      -----------------------------
                                   Title:
                                         --------------------------


                                   FIRST BANK NATIONAL ASSOCIATION, AS A LENDER


                                   By:
                                      -----------------------------

                                   Title:
                                         --------------------------


                                         S-3


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                                   BANQUE PARIBAS, AS A LENDER


                                   By:
                                      -----------------------------
                                   Title:
                                         --------------------------


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          Borrower and Ticketmaster Corporation, an Illinois corporation, hereby that, on or before June 12, 1995, Ticketmaster Corporation, an Illinois corporation, shall deliver to Agent resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and the pledge of the stock of TM Cinema Ltd. contemplated herein, together with a signature and incumbency certificate of its officers executing this Amendment, and Borrower agrees that the failure to deliver such resolutions and certificate on or before such date shall constitute an Event of Default under the Credit Agreement.


                                         S-5